SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2004

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)
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       MARSHALL ISLANDS                000-14135                 52-2098714
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


      ONE STATION PLACE, STAMFORD,                              06902
              CONNECTICUT                                     (Zip Code)
(Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

On November 17, 2004, OMI Corporation (the "Company") issued a press release announcing that the Board of Directors has increased the quarterly dividend on its common stock from $0.05 to $0.07 and two financing transactions. The press release is furnished herewith as Exhibit 99.


Item 9.01 Financial Statements and Exhibits


(c) Exhibits


99 Press Release issued by the Company on November 17, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date :November 17, 2004            By:   /s/ Craig H. Stevenson, Jr.
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                                   Craig H. Stevenson, Jr. Chairman
                                   of the Board and Chief Executive
                                   Officer


Date :November 17, 2004            By:   /s/ Kathleen C. Haines
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                                   Kathleen C. Haines
                                   Senior Vice President, Chief
                                   Financial Officer and Treasurer



                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


Exhibit No.    Description
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   99          Press Release issued by the Company on November17, 2004.